SEMI-ANNUAL REPORT	JUNE 30, 2002 — UNAUDITED

• Johnson Growth Fund

• Johnson Opportunity Fund
• Johnson Realty Fund
• Johnson Fixed Income Fund
• Johnson Municipal Income Fund

INVESTMENT ADVISER:

Johnson Investment Counsel, Inc.

3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

OUR MESSAGE TO YOU
PERFORMANCE REVIEW
GROWTH FUND
OPPORTUNITY FUND
REALTY FUND
FIXED INCOME FUND
MUNICIPAL INCOME FUND
PORTFOLIO OF INVESTMENTS
GROWTH FUND
OPPORTUNITY FUND
REALTY FUND
FIXED INCOME FUND
MUNICIPAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
GROWTH FUND
OPPORTUNITY FUND
REALTY FUND
FIXED INCOME FUND
MUNICIPAL INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS
Trustees and Officers
Transfer Agent and Fund Accountant

JOHNSON MUTUAL FUNDS	June 30, 2002 — Unaudited

Our Message to You	1

Performance Review and Management Discussion

Growth Fund	2

Opportunity Fund	3

Realty Fund	4

Fixed Income Fund	5

Municipal Income Fund	6

Portfolio of Investments

Growth Fund	7

Opportunity Fund	8-9

Realty Fund	10

Fixed Income Fund	11-12

Municipal Income Fund	13-15

Statement of Assets and Liabilities	16

Statement of Operations	17

Statement of Change in Net Assets

Stock Funds	18

Bond Funds	19

Financial Highlights

Growth Fund	20

Opportunity Fund	21

Realty Fund	22

Fixed Income Fund	23

Municipal Income Fund	24

Notes to the Financial Statements	25-28

Trustees, Officers, Transfer Agent, Fund Accountant, Custodian, Auditors, Legal Counsel	Back Page

OUR MESSAGE TO YOU

August 27, 2002

Dear Shareholder:

As we reach the mid-point of the Funds’ fiscal year, we are pleased to present you with the Johnson Mutual Funds’ June 30, 2002 Semi-Annual Report. On the next several pages, we have provided commentary on the performance of each of the Funds for the first six months of the year, as well as, the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund, as well as, other financial data and notes.

The economy continues to show signs of improvement throughout this year. In spite of the favorable economic news, the stock markets have succumbed to uncertainties resulting from the threat of terrorism and war, corporate governance scandals, and the lack of corporate profit growth and its expected slow recovery. Uncertainty and fear in the market have replaced the overconfidence investors exhibited in the late 1990s. Investors have shifted some funds to fixed-income securities which has resulted in very positive performance for bonds.

We are reminded in times like these that long-term investing requires patience and perspective. It is important to step back, distance ourselves from the constant barrage of negative headlines, and gain some perspective. Our nation has always had to deal with crisis events, and more often than not, a cloud has existed over the market. Certainly, we’ve had many down markets and volatility. Through it all, our economy and markets have proven remarkably resilient. While some of the current events are unique and serious, “this too shall pass,” and we have no reason to believe that our nation will not once again recover and move forward.

While it is impossible to predict the direction of the markets, we expect the markets to become more rational and the past month has experienced good stabilization. The economy is improving, and this will translate into better corporate profits. Interest rates and inflation remain low. Valuations are becoming more attractive, as the general stock market is now at pre-1998 levels. Issues about corporate governance will be resolved, and while painful, a cleansing process will ultimately be healthy for our markets. As these factors become more evident, investor sentiment will begin to shift, although the overall healing process for the market will take time.

Thank you for your continued confidence by selecting Johnson Mutual Funds to serve your financial needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions.

Sincerely,

Timothy E. Johnson, President
Johnson Mutual Funds

GROWTH FUND	Performance Review — June 30, 2002 — Unaudited

	Growth Fund	S&P 500 Index

1992	10000	10000
3/93	10240	10437.8
6/93	10240	10491.2
9/93	10166.2	10762
1993	10696.8	11009.8
3/94	10246	10592.4
6/94	10009.2	10636.9
9/94	10233.4	11156.8
1994	10149.9	11154.6
3/95	10979.1	12240.9
6/95	11825.3	13409.3
9/95	12488	14475.1
1995	13358.6	15341.6
3/96	14059.8	16164.3
6/96	14393.3	16889.8
9/96	15008.5	17412.5
1996	15609.7	18861.7
3/97	15856.9	19367.4
6/97	18284.2	22748.8
9/97	19868.8	24452.8
1997	20911	25152.9
3/98	23679.5	26661.2
6/98	24380.3	29611.8
9/98	21938.8	26662.9
1998	26995.4	32341.4
3/99	27213.2	33953
6/99	27690.9	36366
9/99	26475.6	33808
1999	30047.7	38891
3/00	30278.4	39750
6/00	29382.1	38702
9/00	28139.8	38329
2000	26000.9	35302
3/01	22164.7	31105
6/01	24624.5	33021
9/01	20548.6	28174
2001	22729.6	30866
3/02	22116.5	30833
6/02	18677.7	26703

For periods ending June 30, 2002:

		Average Annual
		Total Returns (a)
	6 Months
	Ended	1	5	9.5 Years
	6/30/02	Year	Years	(b)

Growth Fund	-17.83%	-24.15%	0.43%	6.80%
S&P 500 Index	-13.16%	-17.99%	3.66%	10.90%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The average annual total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The Index does not include any fees. A shareholder cannot invest directly in the Standard & Poor’s 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the Growth Fund was January 4, 1993.

	As of	As of
Top Ten Holdings:	6/30/02	12/31/01

Microsoft	3.5%	3.7%
General Electric	3.4%	3.7%
Pepsico	3.3%	2.7%
Wal-Mart Stores	3.3%	3.1%
Medtronic	3.1%	3.3%
American Int’l Group	3.1%	2.1%	*
Citigroup	2.8%	3.2%
Fannie Mae	2.8%	2.7%	*
Johnson & Johnson	2.7%	3.2%
Walgreens	2.7%	2.1%	*
* Not in Top 10 as of 12/31/01.

How did the Growth Fund perform relative to the market?

The Johnson Growth Fund had a return of -17.83% in the first six months of 2002. For comparative purposes, Lipper reported an average return in the period of -18.69% for large-cap growth funds and -13.66% for large-cap core funds. The Standard & Poor’s 500 Index had a return of -13.16%. Although these six month results are disappointing, the return is not out of line with comparable investment style returns as evidenced by the average Lipper returns.

Changes were made during the past six-month period to the Fund to protect the net asset value should the economic recovery be delayed. A peripheral benefit of the changes is a portfolio that should be somewhat more defensive in a declining equity environment. Specifically, the cumulative weight allocated to the consumer staples, energy and utility sectors was increased from 11.7% of the portfolio to 18.4%. Concurrently, the weight in the technology sector was reduced from 16.9% to 12.2%.

Much of the weakness in the U.S. equity markets in recent months can be attributed to the corporate governance scandals and accounting frauds occurring in a few prominent companies. Until a higher level of trust is again attained by corporate management, it may be difficult for the equity markets to reconnect to what we believe is an improving economy. More than ever, it is important to monitor the characteristics of the Growth Fund portfolio to ensure that it is dominated by financially strong and growing businesses.

Based on the large negative returns earned in the first six months of the year, it is conceivable that 2002 will end up being the third consecutive year of negative returns for U.S. equity investors. The last time that occurred was in the three-year period 1939 to 1941. Through June 30, the S&P 500 Index has declined about 35% from its peak level in March 2000. Although this is not an insignificant bear market by historical standards, we believe that equity investors have already experienced the worst of the bear market. Certain economic indicators have already begun to show signs of improvement. If growth in corporate earnings follows, consistent with historical experience, then the stock market should respond positively in the not-to-distant future.

Growth Fund Objective:	Long-Term Capital Growth

Primary Asset Category:	Stocks of Larger-Sized Growth Companies

OPPORTUNITY FUND	Performance Review — June 30, 2002 — Unaudited

	Opportunity Fund	S&P MidCap Index
1993
3/94
5/16/94	10000	10000
9/94	10393.3	10688.4
1994	10499.1	10414
3/95	11094.2	11267.5
6/95	12291.2	12251.7
9/95	12879.7	13447.1
1995	13152.2	13636.6
3/96	14046.2	14476.1
6/96	14364.5	14893.4
9/96	14852.1	15330.6
1996	16190.3	16258.8
3/97	16018.8	16017.4
6/97	18013.1	18371.3
9/97	20450.6	21323.7
1997	20603.9	21499.9
3/98	23300.2	23865.6
6/98	23331.3	23353.4
9/98	20518.2	19986.2
1998	24503.9	25465
3/99	24133.6	23836
6/99	25843.4	27208
9/99	23676.6	24943
1999	27604.8	29233
3/00	30811.6	32934
6/01	30125.6	31849
9/00	31679.4	35715
2000	29355.2	34355
3/01	25950.9	30563
6/01	28150.6	34584
9/01	22125.9	28896
2001	24978.2	33230
3/02	25785.1	36844
6/02	22555.4	33414

[Additional columns below]

[Continued from above table, first column(s) repeated]

Russell MidCap Index
1993
3/94
5/16/94	10000
9/94	10255.9
1994	10006.7
3/95	11048.2
6/95	11972.6
9/95	13034.3
1995	15454.5
3/96	14264.2
6/96	14666.2
9/96	15125.5
1996	16010.6
3/97	15879.4
6/97	18033.3
9/97	20428.5
1997	20654.9
3/98	22702.1
6/98	22541.7
9/98	19200
1998	22740
3/99	22633.5
6/99	25090.5
9/99	22934.2
1999	26886
3/00	29597.5
6/01	28261.8
9/00	30186.5
2000	29103.8
3/01	26049.5
6/01	28533.1
9/01	25436.8
2001	27467.1
3/02	28633.2
6/02	25899.5

For periods ending June 30, 2002:

		Average Annual
		Total Return (a)
	6 Months
	Ended	1	5	8.1 Years
	6/30/02	Year	Years	(b)

Opportunity Fund	-9.43%	-19.88%	4.60%	10.52%
Russell MidCap Index (a)	-5.71%	-9.23%	7.51%	12.42%
S&P MidCap Index	-3.21%	-4.71%	12.57%	16.00%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The average annual total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. Neither index includes fees. A share holder cannot invest directly in either index. As of November 14, 2001, the Opportunity Fund has chosen the Russell MidCap Index as its benchmark because that Index better reflects the Fund’s investment style. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the Opportunity Fund was May 16, 1994.

	As of	As of
Top Ten Holdings:	6/30/02	12/31/01

IShares S&P Smallcap 600	4.2%	0.0%	*
Nat’l Commerce Financial	3.2%	3.7%
North Fork Bancorporation	3.0%	3.7%
Cullen Frost Bankers	2.9%	3.4%
BJ’s Wholesale Club	2.5%	2.8%
Devon Energy Corp.	2.5%	1.9%	*
Mattel	2.5%	1.3%	*
Super Valu Stores	2.4%	1.8%	*
Phoenix Companies	2.4%	2.0%	*
Biomet	2.3%	2.4%
* Not in Top 10 as of 12/31/01.

How did the Opportunity Fund perform relative to the market?

The Johnson Opportunity Fund had a return of –9.43% in the first six months ending June 30, 2002. Lipper reported an average return of –7.68% for midcap core funds and –16.68% for midcap growth funds. The Russell MidCap Index had a return of –5.71% in the period. As negative as these numbers are, they are considerably better than the returns achieved in the large-cap sector of the market.

During the past six months, a number of changes were made to the Opportunity Fund portfolio to make it somewhat more defensive to declines in the net asset value. The allocation to consumer sectors was increased from 17.7% to 27.6%. Concurrently, the allocation to technology was reduced from 15.8% to 11.5%. Health care, which historically had been a defensive sector, turned out to be a minefield in the first half of the year. It was one of three sectors with negative returns in the period. The other two sectors with significant declines include technology and telecommunications. Health Care was an overweighted sector at the beginning of the year. However, that weight was reduced from 17.0% to 9.4% of the portfolio through the past six-month period.

The Opportunity Fund continues to be managed as a quality, growth midcap portfolio. The three-year historical EPS growth rate for the portfolio exceeds that of the Russell MidCap Index as does the consensus forecast for future earnings growth. We remain hopeful that investors’ concerns about accounting fraud and irresponsible corporate governance will fade into the background in the coming months and that more attention will be paid to what already appears to be an improving economy. This should mean a reversal of the current bear market in stocks.

Opportunity Fund Objective:	Long-Term Capital Appreciation

Primary Asset Category:	Stocks of Medium/ Small-Sized Growth Companies

REALTY FUND	Performance Review — June 30, 2002 — Unaudited

$10,000 Initial Investment Since Inception

	Realty Fund	NAREIT Index

1997	10000	10000
3/98	9773.9	9953
6/98	9445.6	9497
9/98	8419.6	8498
1998	8143.9	8250
3/99	7721.4	7852
6/99	8573.7	8644
9/99	7814.7	7949
1999	7942.5	7869
3/00	8128.5	8057
6/00	9038.6	8906
9/00	9719.9	9587
2000	10024.8	9943
3/01	9636.7	10047
6/01	10455.7	11082
9/01	10099.2	10791
2001	10532.1	11310
3/02	11417.3	12244
6/02	11789.6	12858

For periods ending June 30, 2002:

		Average Annual
		Total Returns (a)
	6 Months
	Ended	1	4.5 Years
	6/30/02	Year	(b)

Realty Fund	12.28%	12.76%	3.73%
NAREIT Index	13.68%	16.21%	5.75%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The Index does not include any fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the Realty Fund was January 2, 1998.

	As of	As of
Top Ten Holdings:	6/30/02	12/31/01

Equity Office Properties	5.0%	6.4%
Equity Residential Prop.	4.3%	4.3%
Boston Properties	3.9%	3.8%
Simon Property Group	3.7%	3.7%
General Growth Properties	3.2%	4.1%
Starwood Hotels	3.1%	2.5%*
Essex Property Trust	3.0%	3.5%*
Prologis Trust	3.0%	3.3%*
Vornado Realty Trust	3.0%	4.0%
Apartment Invest/ Mgt.	3.0%	3.6%*
* Not in the Top 10 as of 12/31/01.
How did the Realty Fund perform relative to the market?

The Realty Fund had a rate of return of 12.28% for the six months ending June 30, 2002 compared to a return of 13.68% for the National Association of Real Estate Investment Trusts Index (NAREIT Index). The strong relative performance of real estate investment trusts (REITs) versus the Standard and Poor’s 500 Index (down -13.16%) has continued in 2002. Over the last three years REITs have achieved a compounded annual return of 14.21% versus the S&P 500’s return of -9.18%. Investors have pushed money into REITs for the above average dividend yield which currently stands at 6.21% through June for the Realty Fund. (REITs are required to distribute at least 90% of their taxable net income to shareholders) REITs have been also attractive to investors as a result of increased perception that real estate is a real tangible asset and provides a stable and more predictive source of income.

Initially in 2002, market sentiment held a lot of optimism about the United States economy and the prospects for a good rebound in the second half of this year. A great deal of that optimism has been stifled by corporate accounting issues and incorrect earnings forecasts. This change in sentiment helps to explain some of the disparity in returns for REITs in the first half of 2002.

The best overall performing property type was Lodging & Resorts, up 22.65% in the first six months. The majority of that return was gained through April as the property type has declined somewhat since that time. The Residential (mainly apartments) property type has been the worst performing this year, up only 5.78%. Historically, Apartments have been viewed as a more stable, predictable cash flows property type. However, overbuilding, dramatic increases in housing affordability and higher valuations have altered this dynamic.

The Realty Fund has reduced some of its larger property type overweights and diversified into some higher yielding securities in the portfolio to better enable the Fund to provide performance relative to its comparative index. The Fund will continue to invest in higher quality names. We believe that these higher quality names offer the best long-term predictable growth prospects relative to other lower quality names. The Realty Fund will continue to utilize this approach when selecting property type weights and individual securities.

Realty Fund Objective:	Long-Term Capital Growth and Above Average Income

Primary Asset Category:	Real Estate Related Equity Securities

FIXED INCOME FUND	Performance Review — June 30, 2002 — Unaudited

$10,000 Initial Investment Since Inception

		Lehman Intermediate Government
	Fixed Income Fund	Corporate Index

1992	10000	10000
3/93	10413.5	10352.6
6/93	10694.4	10576.2
9/93	11059.9	10814.9
1993	10954.5	10832.8
3/94	10580.1	10613.1
6/94	10404.7	10549.4
9/94	10418.9	10635.9
1994	10392	10623.7
3/95	10926.1	11090
6/95	11585.8	11644
9/95	11773.6	11836
1995	12231.1	12253
3/96	12045.8	12150
6/96	12061.5	12227
9/96	12275.6	12444
1996	12611.6	12749
3/97	12497.3	12734
6/97	12902.6	13109
9/97	13317.7	13463
1997	13675.9	13752
3/98	13892.3	13966
6/98	14189.8	14229
9/98	14971.4	14868
1998	14913.2	14912
3/99	14703.3	14884
6/99	14441.7	14825
9/99	14479.8	14961
1999	14363.7	14969
3/00	14546.9	15194
6/00	14654.4	15452
9/00	15100.1	15896
2000	15765	16484
3/01	16264.7	17043
6/01	16274.5	17157
9/01	17073.5	17947
2001	16778.2	17961
3/02	16685.2	17921
6/02	17357.3	18559

For periods ending June 30, 2002:

		Average Annual
		Total Returns (a)
	6 Months
	Ended	1	5	9.5 Years
	6/30/02	Year	Years	(b)

Fixed Income Fund	3.76%	6.65%	6.11%	5.98%
Lehman Int. G/ C Index	3.33%	8.17%	7.20%	6.73%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The average annual total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The Index does not include any fees. A shareholder cannot invest directly in the Lehman Brothers Intermediate Government/ Corporate Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the Fixed Income Fund was January 4, 1993.

$10,000 Initial Investment Since Inception

AAA	47.2
AA	9.2
A	34.7
BBB	9
How did the Fixed Income Fund perform relative to the market?

The Fixed Income Fund had a rate of return of 3.76% for the six months ended June 30, 2002 compared to a return of 3.33% for the Lehman Intermediate Government/ Corporate Bond Index. Concerns regarding the strength of the economic recovery and concerns regarding accounting scandal and management credibility caused many investors to flock to the safety of the bond market. Investors favored higher quality securities within the bond market. Interest rates also moved lower during the first half of the year although the decreases were not dramatic. For instance, the yield on the 5-year Treasury bond fell about 0.25%. Corporate bond yield spreads widened during the first half of the year as stock market weakness and corporate governance concerns weighed on the risk premium for corporate bonds. Even though the Fixed Income Fund has a high allocation to corporate bonds, it was able to outperform the benchmark because of its quality and maturity structure. The longer weighted-average maturity of the Fund and the particular maturities of its holdings benefited from the yield curve shift that occurred in the first half.

Looking forward to the remainder of 2002, we believe that the environment will be favorable for the Fixed Income Fund. The Fund’s emphasis on corporate bonds should be beneficial as investors shift from concerns regarding corporate governance to the fundamentals of an improving economic landscape. We continue to look for opportunities in which to reduce the Fund’s interest rate sensitivity to ensure principal stability when interest rates begin to rise in conjunction with an improving economy.

The Fixed Income Fund maintains its focus on high quality securities. The securities that we believe provide inadequate quality measures to ensure stability in the current economic environment have been sold. Each security in the Fund is rated investment grade by the credit rating agencies and over 90% of the assets are rated “A” or higher as indicated in the Quality Allocation chart on this page.

Fixed Income Fund Objective:	Income and Capital Preservation

Primary Asset Category:	Investment-Grade Government/ Corporate Bonds

MUNICIPAL INCOME FUND	Performance Review — June 30, 2002 — Unaudited

$10,000 Initial Investment Since Inception

		Lehman Five-Year G.O. Municipal
	Municipal Income Fund	Index

1993
3/94
5/16/94	10000	10000
9/94	10133.4	10150.5
1994	10081.2	10117.5
3/95	10505.6	10527.7
6/95	10713.1	10796.7
9/95	10971.5	11091.8
1995	11177.8	11295.1
3/96	11152.9	11331.6
6/96	11185.3	11380.7
9/96	11341.6	11567
1996	11560.8	11819
3/97	11505.1	11800
6/97	11786	12094
9/97	12047	12359
1997	12281.4	12586
3/98	12382	12733
6/98	12499.1	12862
9/98	12846.4	13216
1998	12919.4	13322
3/99	12984	13458
6/99	12699	13302
9/99	12789.7	13419
1999	12759.7	13415
3/00	12936.3	13571
6/00	13114.7	13789
9/00	13389.2	14062
2000	13841.6	14445
3/01	14165.9	14849
6/01	14236.6	14982
9/01	14624.9	15390
2001	14529.4	15309
3/02	14586.2	15410
6/02	15128	16032

For periods ending June 30, 2002:

		Average Annual
		Total Returns (a)
	6 Months
	Ended	1	5	8.1 Years
	6/30/02	Year	Years	(b)

Municipal Income Fund	4.43%	6.26%	5.12%	5.22%
Lehman 5-Yr. G.O. Index	4.73%	7.01%	5.80%	5.98%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The average annual total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The Index does not include any fees. A shareholder cannot invest directly in the Lehman Five-Year General Obligation Municipal Index.

(b) Inception of the Municipal Income Fund was May 16, 1994.

Quality Allocation

AAA	65.8
AA	19.7
A	8.8
NR	5.7
How did the Municipal Income Fund perform relative to the market?

The Municipal Income Fund had a rate of return of 4.43% for the six months ended June 30, 2002 compared to a return of 4.73% for the Lehman 5-Year General Obligation Municipal Index. The performance was in line, the main difference being the fee charged on the Fund, which is not included in the Lehman Index. The Fund’s total return for the year is exceeding the Lipper Fund Services Intermediate Municipal bond fund average of 4.10%.

Yields have fallen sharply for the first half of the year as a result of the weakness in the equity market and heightened sense of terrorism fears. It is clear that the movement from the stock market has been a important catalyst behind the strong municipal market performance. In fact, municipal bonds provided higher pre-tax returns than taxable bonds. Almost $155 billion in new municipal bonds have been issued so far this year, making it the busiest first half on record. States and municipalities have been taking advantage of low interest rates, much the same as homeowners refinancing their mortgages. There is nothing to suggest that the nation’s municipalities are going to stop issuing debt any time soon. In the current, risk-adverse environment, safe-haven municipals yields are at exceptionally low levels, indicating that the supply has been met with heavy demand.

Since the beginning of the year, there has been a significant reduction in short to intermediate maturity bond yields, while longer maturities are relatively unchanged. With short-term rates at the lowest levels in four decades combined with the steepness in the yield curve, investors may be tempted to buy longer-maturity bonds with higher yields. However, this strategy does carry market and price risk when bond yields begin to rise. In the rising rate environment that we expect, the Municipal Income Fund purchases have predominately been in short-term bonds that offer potential for stability of principal while reducing the interest rate sensitivity of the Fund.

The credit outlook within the municipal market as a whole remains mixed as certain states deal with the impact of sharp declines in tax revenue. To offset this building uncertainty in the market, the credit quality of the Municipal Income Fund remains very high. Over 65% of the securities in the Fund are rated AAA, the highest rating category, with approximately 95% of the assets rated in the highest three rating categories, AAA, AA, and A. These highly rated securities are considered to have adequate to strong protection of principal and interest payments, and should help provide a more stable portfolio in these times of economic uncertainty. Over 99% of the income generated by the Fund is from Ohio municipal bonds, so most of the income earned is exempt from Ohio state income tax in addition to being exempt from federal income taxes.

Municipal Income Fund Objective:	Tax-Free Income and Capital Preservation

Primary Asset Category:	Intermediate-Term Ohio Municipal Bond

GROWTH FUND	Portfolio of Investments as of June 30, 2002 — Unaudited

Common Stocks	Shares	Dollar Value

Consumer Discretionary
Bed Bath & Beyond, Inc.*	28,000	1,056,720
Best Buy Company, Inc.*	27,000	980,100
Home Depot, Inc.	32,000	1,175,360
Target Corporation	27,000	1,028,700
Wal-Mart Stores, Inc.	28,000	1,540,280

Total Consumer Discretionary: 12.7%		$5,781,160
Consumer Staples
Colgate-Palmolive Company	19,000	950,950
Pepsico, Incorporated	32,000	1,542,400
Walgreen Company	33,000	1,274,790

Total Consumer Staples: 8.3%		$3,768,140
Energy
ChevronTexaco Corporation	11,000	973,500
Exxon Mobil Corporation	27,782	1,136,839

Total Energy: 4.6%		$2,110,339
Financial Services
American International Group, Inc.	21,000	1,432,830
Bank of New York Co., Inc.	32,000	1,080,000
Citigroup, Incorporated	33,600	1,302,000
Fannie Mae	17,500	1,290,625
Fifth Third Bancorp	17,000	1,133,050
Hartford Financial Services Group	20,000	1,189,400
Legg Mason, Inc.	20,000	986,800
National Commerce Financial Corp.	45,000	1,183,500

Total Financial Services: 21.0%		$9,598,205
Health Care
Cardinal Health, Incorporated	20,000	1,228,200
Glaxosmithkline PLC (b)	25,263	1,089,846
Health Management Assoc., Inc.*	50,000	1,007,500
iShares Biotechnology Index Fund*	17,000	867,000
Johnson & Johnson	24,400	1,275,144
Medtronic, Incorporated	33,870	1,451,330
Merck & Company, Inc.	18,000	911,520

Total Health Care: 17.2%		$7,830,540
Industrials
General Electric Company	53,690	1,559,694
Illinois Tool Works	7,000	478,100
Jacobs Engineering Group*	11,000	382,580
Masco Corporation	40,000	1,084,400
United Technologies Corp.	14,000	950,600

Total Industrials: 9.8%		$4,455,374
Information Technology
Applied Material, Inc.*	39,000	741,780
Cisco Systems, Inc.*	63,600	887,220
EMC Corporation*	33,400	252,170
Intel Corporation	41,000	749,070
Microsoft Corporation*	29,400	1,608,180
Nokia Corporation ADR **	40,000	579,200
Sun Microsystems, Inc.*	68,160	341,482
Texas Instruments, Inc.	29,000	687,300

Total Information Technology: 12.8%		$5,846,402
Materials
ALCOA	32,000	1,060,800
DuPont DeNemours & Co.	13,000	577,200

Total Materials: 3.6%		$1,638,000
Telecommunication Services
SBC Communications, Inc.	34,000	1,037,000

Total Telecomm. Services: 2.3%		$1,037,000

Total Common Stocks: 92.3%		$42,065,160
(Common Stock Identified Cost $41,966,670)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 1.65% yield		3,496,954

Total Cash Equivalents: 7.7%		$3,496,954
(Cash Equivalents Identified Cost $3,496,954)

Total Portfolio Value: 100.0%		$45,562,114
(Total Portfolio Identified Cost $45,463,624)

Other Assets Less Liabilities		$35,498

Total Net Assets		$45,597,612

 * Non-income producing security.
** American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

OPPORTUNITY FUND                                 Portfolio of Investments as of June 30, 2002 — Unaudited

Common Stocks	Shares	Dollar Value

Consumer Discretionary
Abercrombie and Fitch Co.*	35,000	844,200
BJ’s Wholesale Club, Inc.*	43,000	1,655,500
Dana Corporation	20,000	370,600
Ethan Allen Interiors, Inc.	36,000	1,254,600
Linens ’N Things, Inc.*	40,000	1,312,400
Mattel, Incorporated	77,000	1,623,160
Ross Stores, Inc.	20,000	815,000
Staples, Inc.*	62,500	1,231,250
Starbucks Corporation*	30,000	745,500
Starwood Hotels & Resorts	33,000	1,085,370
TJX Companies, Inc.	40,000	784,400
Tweeter Home Entertainment*	82,500	1,348,050

Total Consumer Discretionary: 20.6%		$13,070,030
Consumer Staples
Pepsi Bottling Group	30,000	924,000
Super Valu Stores, Inc.	65,000	1,594,450

Total Consumer Staples: 4.0%		$2,518,450
Energy
Devon Energy Corporation	33,000	1,626,240
Weatherford International, Inc.*	28,000	1,209,600

Total Energy: 4.5%		$2,835,840
Financial Services
A.G. Edwards, Inc.	20,000	777,400
Allmerica Financial Corp.	14,500	669,900
Boston Properties, Inc.	22,000	878,900
Cullen/ Frost Bankers, Inc.	53,000	1,905,350
Equity Residential Properties Trust	28,000	805,000
FNB Corporation	31,500	864,990
National Commerce Financial	80,000	2,104,000
North Fork Bancorp	49,000	1,950,690
Phoenix Companies, Inc.	85,000	1,559,750
Radian Group, Inc.	25,000	1,221,250
T. Rowe Price Group	40,000	1,315,200
Vornado Realty Trust	18,500	854,700

Total Financial Services: 23.5%		$14,907,130
Health Care
Apogent Technologies, Inc.*	39,500	812,515
Barr Laboratories, Inc.*	10,000	635,300
Biomet, Incorporated	54,250	1,471,260
Forest Labs, Inc. Class A*	12,400	877,920
Genzyme Corporation*	20,000	384,800
IDEC Pharmaceuticals Corp.*	8,000	283,600
King Pharmaceuticals, Inc.*	24,833	552,534
Medimmune, Inc.*	10,000	264,000
Techne Corporation*	10,000	282,200

Total Health Care: 8.7%		$5,564,129
Industrials
Bisys Group, Inc.*	25,000	832,500
Convergys Corporation*	20,000	389,600
Ingersoll-Rand Company	24,000	1,095,840
Jacobs Engineering Group, Inc.*	26,000	904,280
Molex Incorporated	26,250	880,163
Republic Services, Inc. Class A*	62,000	1,182,340
United Rentals, Inc.*	44,000	959,200
Valassis Communications, Inc.*	17,000	620,500

Total Industrials: 10.8%		$6,864,423
Information Technology
Altera Corporation*	27,000	367,200
Atmel Corporation*	50,000	313,000
Electronic Arts, Inc.*	13,500	891,675
KLA-Tencor Corporation*	8,000	351,920
Lexmark International, Inc.*	15,000	816,000
Novellus Systems, Inc.*	10,000	340,000
Nvidia Corporation*	25,000	429,500
Rudolph Technologies, Inc.*	32,000	797,760
Scientific Atlanta, Inc.	38,000	625,100
Siebel Systems, Inc.*	32,000	455,040
Sungard Data Systems, Inc.*	54,000	1,429,920

Total Information Technology: 10.7%		$6,817,115
Materials
Ecolab, Incorporated	30,600	1,414,638
Valspar Corporation	26,000	1,173,640

Total Materials: 4.1%		$2,588,278
Small Sized Companies
Ishares S&P Smallcap 600	24,000	2,748,000

Total Small Sized Companies: 4.3%		$2,748,000
Telecommunication Services
Broadwing, Inc.*	72,000	187,200

Total Telecomm. Services: 0.3%		$187,200
Utilities
National Fuel Gas Company	36,000	810,360
Teco Energy, Inc.	25,000	618,750

Total Utilities: 2.2%		$1,429,110

Total Common Stocks: 93.7%		$59,529,705
(Common Stock Identified Cost $57,313,274)

* Non-income producing security.

The accompanying notes are an integral part of the financial statements.

OPPORTUNITY FUND	Portfolio of Investments as of June 30, 2002 — Unaudited

Common Stocks	Shares	Dollar Value

Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 1.65% yield		4,011,371

Total Cash Equivalents: 6.3%		$4,011,371
(Cash Equivalents Identified Cost $4,011,371)

Total Portfolio Value: 100.0%		$63,541,076
(Total Portfolio Identified Cost $61,324,645)

Other Assets Less Liabilities		$1,872,214

Total Net Assets		$65,413,290

* Non-income producing security.

The accompanying notes are an integral part of the financial statements.

REALTY FUND                                                   Portfolio of Investments as of June 30, 2002 — Unaudited

Common Stocks (REITS)	Shares	Dollar Value

Apartments
Apartment Investment and Management, Co.	9,345	459,774
Archstone Communities Trust	15,155	404,638
Avalon Bay Communities, Inc.	9,592	447,946
Equity Residential Properties Trust	23,450	674,188
Essex Property Trust, Inc.	8,570	468,779
Post Properties, Inc.	12,000	361,920

Total Apartments: 18.5%		$2,817,245
Diversified
Cousins Properties, Inc.	11,400	282,264
Reckson Associates	12,000	298,800
The Rouse Company	10,500	346,500
Vorando Realty Trust	10,000	462,000

Total Diversified: 9.1%		$1,389,564
Health Care
Health Care Property Investors	7,850	336,765
Healthcare Realty Trust, Inc.	11,000	352,000

Total Health Care: 4.5%		688,765
Lodging and Hotels
Hilton Hotels Corporation	20,000	278,000
Marriott International, Class A	4,000	152,200
Starwood Hotels & Resorts	14,660	482,167
Wyndham International*	29,650	34,394

Total Lodging and Hotels: 6.2%		$946,761
Materials
Plum Creek Timber Co., Inc.	11,000	337,700

Total Materials: 2.2%		337,700
Office and Industrial
AMB Property Corporation	13,200	409,200
Arden Realty Group, Inc.	7,000	199,150
Boston Properties, Inc.	15,175	606,241
Cali Realty Trust	9,795	344,294
Crescent Real Estate Equity Co.	12,900	241,230
Duke-Weeks Realty Corp.	14,860	430,197
Equity Office Properties	25,980	781,998
First Industrial Realty Trust	13,180	432,963
Kilroy Realty Corporation	8,345	223,229
Liberty Property Trust	9,630	337,050
Mission West Properties	14,000	170,660
Prologis Trust	18,005	468,130
PS Business Parks, Inc.	6,000	209,700
SL Green Realty Corporation	8,700	310,155

Total Office and Industrial: 33.8%		$5,164,197
Retail
Commercial Net Lease Realty	26,000	416,000
Developers Diversified Realty	13,825	311,063
Federal Realty Investment Trust	8,000	221,680
General Growth Properties	9,735	496,485
Kimco Realty Corporation	5,102	170,866
Macerich Company	8,830	273,730
Regency Centers Corporation	10,500	311,325
Simon Property Group, Inc.	15,600	574,704
Tanger Factory Outlet Centers	8,500	250,750
Weingarten Realty Investors	8,932	316,193

Total Retail: 21.9%		$3,342,796
Storage
Public Storage, Inc.	10,000	371,000

Total Storage: 2.4%		$371,000

Total Common Stocks: 98.6%		$15,058,028
(Common Stock Identified Cost $13,553,556)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 1.65% yield	207,333

Total Cash Equivalents: 1.4%		$207,333
(Cash Equivalents Identified Cost $207,333)

Total Portfolio Value: 100.0%		$15,265,361
(Total Portfolio Identified Cost $13,760,889)

Other Assets Less Liabilities		$331,878

Total Net Assets		$15,597,239

 * Non-income producing security.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND                                       Portfolio of Investments as of June 30, 2002 — Unaudited

Fixed Income Securities – Bonds	Face	Dollar Value

Bank and Finance
American General Finance, 8.125%, 8/15/09	120,000	134,700
American General Finance, 5.750%, 3/15/07	1,000,000	1,035,000
Bank One Corp., 7.125%, 5/15/07	400,000	437,000
Bank One Corp., 9.875%, 3/01/09	250,000	308,125
Bankers Trust NY Corp., 7.150%, 8/14/12	400,000	405,500
Carramerica Realty Corporation, 6.625%, 3/01/05	1,050,000	1,084,125
Comerica Bank Subordinated Note, 6.875%, 3/01/08	250,000	266,875
First Union Corp., 7.500%, 7/15/06	200,000	221,500
Firstar Corp., 6.625%, 12/15/06	475,000	512,406
Household Finance Corporation, 6.000%, 5/01/04	1,000,000	1,033,750
Mellon Financial Co., 6.700%, 3/01/08	500,000	545,000
Merry Land and Investment Co., 7.250%, 6/15/05	500,000	533,750
PNC Funding Corp., 6.875%, 7/15/07	500,000	534,375
Provident Bank Corp., 6.375%, 1/15/04	500,000	516,875
Regency Centers LP, 7.400%, 4/01/04	500,000	526,875
Salomon Smith Barney, Inc., 5.875%, 3/15/06	1,000,000	1,045,000
SunTrust Banks Inc., 6.500%, 1/15/08	500,000	533,125

Total Bank and Finance: 23.2%		$9,673,981
United States Government Agency Obligations (A)
FHLMC, 5.950%, 1/19/06	400,000	426,354
FHLMC, 6.005%, 12/08/05	200,000	213,534
FHLMC, 7.100%, 4/10/07	500,000	558,307
FNMA, 4.375%, 10/15/06	1,750,000	1,758,750
FNMA, 5.625%, 5/14/04	1,000,000	1,047,525
FNMA, 5.750%, 6/15/05	1,000,000	1,058,955

Total United States Government Agency Obligations: 12.1%		$5,063,425
United States Government Obligations
U.S. Treasury, 5.000%, 8/15/11	1,000,000	1,013,889
U.S. Treasury, 6.125%, 11/15/27	2,000,000	2,114,932
U.S. Treasury, 6.125%, 8/15/07	1,000,000	1,089,943
U.S. Treasury, 7.875%, 11/15/04	500,000	554,111
U.S. Treasury, 10.750%, 8/15/05	500,000	606,443

Total United States Government Obligations: 12.9%		$5,379,318
Industrial
Alberto-Culver Company, 8.250%, 11/01/05	425,000	468,031
ALCOA, Inc., 7.250%, 8/01/05	500,000	547,500
Amoco Corporation Canada, 7.250%, 12/01/02	200,000	204,250
Bristol Myers Squibb, 4.750%, 10/01/06	785,000	786,963
Cardinal Health, 4.450%, 6/30/05	1,000,000	1,021,250
C.R. Bard, Incorporated, 6.700%, 12/01/26	500,000	521,250
Dover Corp., 6.250%, 6/01/08	500,000	521,875
General Electric Capital Corp., 5.000%, 2/15/07	1,000,000	1,007,500
Hertz Corp., 6.250%, 3/15/09	500,000	476,875
Honeywell, Inc., 7.125%, 4/15/08	400,000	433,500
Lowes Companies, Inc. 8.250%, 6/01/10	500,000	571,875
McDonald’s Corp., 5.950%, 1/15/08	425,000	450,500
McKesson Corp., 6.400%, 3/01/08	400,000	400,000
The Tribune Company, 6.875%, 11/01/06	500,000	528,125
Wal-Mart Stores, Inc., 6.375%, 3/01/03	200,000	205,250

Total Industrial: 19.5%		$8,144,744

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2002 — Unaudited

Fixed Income Securities – Bonds	Face	Dollar Value

United States Government Agency Obligations – Mortgage Backed Securities (A)
FHLMC, CMO Series 1660-G, 6.250%, 7/15/07	2,575	2,574
FHLMC, 15 Year Gold, 7.000%, 3/01/11	97,670	103,103
FHLMC, 8.000%, 6/01/30	236,792	251,296
FNMA Pool 2001-69 Class KJ, 5.500%, 12/25/16	892,555	888,254
FNMA Series 2001-6 Class AD 5.750%, 11/25/28	1,895,122	1,949,108
FNMA Series 253300, 7.500%, 5/01/20	374,272	395,090
GNMA, 5.500%, 2/15/17	1,119,869	1,131,067
GNMA Pool 2658, 6.500%, 10/20/28	1,736,720	1,773,625
GNMA II Pool 2945, 7.500%, 7/20/30	724,296	762,321
GNMA Pool 780400, 7.000%, 12/15/25	154,324	161,124
GNMA Pool 780420, 7.500%, 8/15/26	100,372	106,489

Total Government Agency Obligations – Mortgage Backed Securities: 18.0%		$7,524,051
Utility
AT & T Corporation., 6.000%, 3/15/09	500,000	395,000
AT & T Corporation., 6.750%, 4/01/04	500,000	465,000
Bellsouth Communications, 5.875%, 1/15/09	500,000	501,250
Carolina Power & Light Co., 6.750%, 10/01/02	250,000	252,500
Consolidated Edison of New York, 8.125%, 5/01/10	400,000	458,500
Florida Power & Light Group Capital, 7.375%, 6/01/09	500,000	533,125
GTE Corp., 7.510%, 4/01/09	600,000	617,250
Midwest Power Corporation, 7.000%, 2/15/05	200,000	211,250
National Rural Utilities, 5.700%, 1/15/10	500,000	487,500
Virginia Electric Company, 8.000%, 3/01/04	500,000	534,375

Total Utility: 10.6%		$4,455,750

Total Fixed Income – Bonds: 96.3%		$40,241,269
(Fixed Income Identified
Cost $38,964,665)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 1.65% yield		1,546,022

Total Cash Equivalents: 3.7%		$1,546,022
(Cash Equivalents Identified
Cost $1,546,022)

Total Portfolio Value: 100.0%		$41,787,291
(Total Portfolio Identified Cost $40,510,687)

Other Assets Less Liabilities		$489,582

Total Net Assets		$42,276,873

(A) Abbreviations:

FHLB:	Federal Home Loan Bank

FHLMC:	Federal Home Loan Mortgage Corporation

FNMA:	Federal National Mortgage Association

GNMA:	Government National Mortgage Association

TVA:	Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND                                    Portfolio of Investments as of June 30, 2002 — Unaudited

Municipal Income
Securities – Bonds	Face	Dollar Value

General Obligation – City
Akron, OH, 5.000%, 12/01/03	400,000	418,320
Akron, OH, 5.000%, 12/01/05	100,000	107,750
Cleveland, OH, (AMBAC Insured), 4.900%, 9/01/02	50,000	50,281
Columbus, OH, 12.375%, 2/15/07	25,000	34,778
Columbus, OH, Series 2, 5.000%, 6/15/10	100,000	107,721
Columbus, OH, Tax Increment Financing, (AMBAC Insured), 4.900%, 12/01/11	150,000	159,723
Dayton, OH, General Obligation (AMBAC Insured), 4.450%, 12/01/12	100,000	102,915
Dayton, OH, 7.625%, 12/01/06	100,000	118,756
Deerfield Township, OH, (MBIA Insured), 4.750%, 12/01/10	100,000	106,731
Loveland, OH, (AMBAC Insured), 4.900%, 12/01/08	100,000	108,011
Vandalia, OH, 4.800%, 12/01/03	75,000	78,205
Warder Library, OH, 6.250%, 12/01/03	135,000	143,291
Washington Township, OH, 4.650%, 12/01/05	75,000	79,306
Westlake, OH, 4.900%, 12/01/04	50,000	53,408
Youngstown, OH, (AMBAC Insured), 5.100%, 12/01/11	100,000	109,084

Total General Obligation – City: 19.9%		$1,778,280
General Obligation – County
Belmont County, OH (MBIA Insured), 4.500%, 12/01/11	155,000	161,191
Belmont County, OH (MBIA Insured), 5.100%, 12/01/05	50,000	54,207
Delaware County, OH, 5.250%, 12/01/06	50,000	54,276
Hocking County, OH, 4.900%, 12/01/06	50,000	53,407
Knox County, OH, 4.750%, 12/01/09	60,000	63,575
Portage County, OH, (MBIA Insured), 5.150%, 12/01/07	75,000	82,470
Trumbull County, OH, (AMBAC Insured), 5.250%, 12/01/05	50,000	54,451

Total General Obligation – County: 5.8%		$523,577
General Obligation – State
Ohio State Unlimited Common School Facilities, 4.500%, 6/15/17	100,000	98,587

Total General Obligation – State: 1.1%		$98,587
Higher Education
Bowling Green State University, (FGIC Insured), 5.000%, 6/01/08	155,000	167,894
Ohio State Higher Education Facilities, Denison University, 4.900%, 11/01/05	75,000	80,413
Ohio State Higher Education Facilities, OH Northern University Project, Insured, 5.600%, 5/01/13	100,000	104,692
University of Cincinnati, Ohio General Receipts, 4.750%, 6/01/06	50,000	53,491
University of Toledo, OH (Prerefunded), 5.900%, 6/01/20	105,000	109,038

Total Higher Education: 5.8%		$515,528
Hospital/Health
Franklin County, OH, Children’s Hospital Project, 5.200%, 11/01/04	50,000	52,696
Franklin County, OH, Series 1980 (Grant Hospital) (Prerefunded), 10.250%, 12/01/13	65,000	72,296
Hamilton County, OH, Hospital Children’s Hospital Medical Center, (MBIA Insured), 5.250%, 5/15/10	100,000	108,257
Hamilton County, OH, Hospital Facility Revenue, Children’s Hospital, (FGIC Insured), 5.000%, 5/15/06	50,000	53,718
Hamilton County, OH, Twin Towers Health Care Facility, 5.250%, 10/01/09	100,000	104,273
Lorain County, OH, Hospital Facility Revenue, Catholic Healthcare Partners, (MBIA Insured), 6.000%, 9/01/07	50,000	56,522
Lorain County, OH, Revenue Bond, Catholic Healthcare Partners Project (AMBAC Insured), 5.200%, 09/01/10	100,000	108,955
The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND                                    Portfolio of Investments as of June 30, 2002 — Unaudited

Municipal Income
Securities – Bonds	Face	Dollar Value

Hospital/Health, continued
Montgomery County, OH Hospital (Prerefunded), 5.500%, 12/01/10	100,000	111,365
Warren County, OH, Hospital (Prerefunded), 7.300%, 11/15/14	250,000	274,435

Total Hospital/ Health: 10.5%		$942,517
Revenue Bonds – Electric
Weatherford, TX Utility System Revenue, (MBIA Insured), 5.100%, 9/01/03	50,000	51,974

Total Revenue Bonds – Electric: 0.6%		$51,974
Revenue Bonds – Transportation
Butler County, OH, Transportation Improvement, (FSA Insured), 5.500%, 4/01/09	100,000	111,093
Ohio State Turnpike Revenue, (Prerefunded), 5.500%, 2/15/26	110,000	122,093
Ohio State Turnpike Revenue, (Prerefunded), 5.750%, 2/15/24	125,000	135,006

Total Revenue Bond – Transportation: 4.1%		$368,192
Revenue Bonds – Water and Sewer
Akron, OH, Sewer System, (MBIA Insured), 5.500% 12/01/07	50,000	55,263
Butler, OH, Waterworks System, (FSA Insured), 4.400% 12/01/10	100,000	104,230
Cleveland, OH, Waterworks First, Mortgage, Series G (MBIA Insured), 5.250%, 1/01/04	50,000	52,434
Cleveland, OH, Waterworks Revenue, Series I (FSA Insured), 5.250%, 1/01/10	100,000	107,869
Columbus, OH, Water and Sewer, 5.000%, 11/01/06	100,000	108,567
East Muskingum, OH Water District, Water Resource Revenue, (AMBAC Insured), 4.500%, 12/01/12	200,000	207,844
Gulf Coast, TX, Waste Disposal Project, 8.375%, 6/01/05	100,000	116,332
Lorain, OH, Water System, (AMBAC Insured), 4.750%, 4/01/04	50,000	52,362
Miamisburg, OH, Sewer System, (AMBAC Insured), 4.350%, 11/15/02	50,000	50,529
Montgomery County, OH, Solid Waste, (MBIA Insured), 5.125%, 11/01/08	50,000	53,535
Nashville and Davidson, TN 7.700%, 01/01/12	25,000	31,167
Northeast OH, Reg’l Sewer District (AMBAC Insured), 5.500%, 11/15/12	100,000	108,080
Southwest OH, Reg’l Water District (MBIA Insured), 5.250%, 12/01/05	50,000	54,451
Warren County, OH Water and Sewer Line Extension, Special Assessment Bonds, 5.500%, 12/01/03	50,000	52,630

Total Revenue Bond – Water & Sewer: 12.9%		$1,155,293
School District
Beavercreek, OH, Special Obligation Tax Anticipation Note, 4.250%, 12/01/06	100,000	102,502
Columbus, OH, Linden Elementary Construction (FSA Insured), 5.500%, 12/01/21	100,000	104,504
Euclid, OH (FSA Insured), 5.500%, 12/01/03	135,000	142,121
Fairfield, OH, (FGIC Insured) 0.000%, 12/01/11*	100,000	66,389
Forest Hills, OH, 4.900%, 12/01/04	100,000	106,499
Gallia County, OH, 5.000%, 3/01/03	25,000	25,511
Gallia County, OH, 5.000%, 3/01/04	25,000	26,081
Green Local, OH, (AMBAC Insured) Insured, 4.600%, 12/01/11	100,000	103,954

* Non-income producing security.
The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND                                    Portfolio of Investments as of June 30, 2002 — Unaudited

Municipal Income
Securities – Bonds	Face	Dollar Value

School District, continued
Indian Valley, OH, (AMBAC Insured), 5.500%, 12/01/06	50,000	55,185
Kings Local, OH, 6.400%, 12/01/13	150,000	179,178
Lakota, OH, 6.250%, 12/01/14	100,000	112,186
Louisville Local, OH, (FGIC Insured) 0.000%, 12/01/05*	200,000	180,440
Loveland, OH, School General Obligation, 4.400%, 12/01/08	100,000	104,474
Mason, OH, 4.000%, 12/01/06	200,000	208,962
Northwestern, OH, 4.650%, 12/01/06	105,000	111,084
Southwestern City, OH, Franklin and Pickaway County, 6.250%, 12/01/05	50,000	51,844
Sycamore, OH, Community (AMBAC Insured), 4.600%, 12/01/11	100,000	103,694
Sycamore, OH, Community Unlimited, 5.375%, 12/01/13	100,000	108,089
West Geauga, OH, (AMBAC Insured), 5.450%, 11/01/04	50,000	53,926
Westlake, OH, 4.850%, 12/01/03	100,000	104,358

Total School District: 22.9%		$2,050,981
State Agency
Ohio State Building Authority, Adult Correctional-Series A, 5.500%, 10/01/10	100,000	110,838
Ohio State Building Authority, (AMBAC Insured), 5.375%, 10/01/11	150,000	160,416
Ohio State Building Authority, Juvenile Correction Facilities, 4.375%, 10/01/12	100,000	101,873
Ohio State Building Authority, Ohio Center For The Arts, 5.450%, 10/01/07	100,000	110,908
Ohio State Building Authority, Toledo Government Center, 9.750%, 10/01/05	200,000	244,062
Ohio State Housing Finance Authority (GNMA) Collateral, 5.100%, 9/01/17	325,000	324,503
State of Ohio Parks and Recreation Bonds, 4.350%, 12/01/11	100,000	102,423
Ohio State Elementary and Secondary Education, (FSA Insured), 5.000%, 12/01/07	100,000	109,218
Ohio State Public Facilities Commission, (MBIA Insured), 4.700%, 06/01/11	100,000	103,952

Total State Agency: 15.3%		$1,368,193

Total Fixed Income – Municipal Bonds: 98.9%		$8,853,122
(Municipal Bonds Identified Cost $8,502,201)
Cash Equivalents
Federated Ohio Municipal Cash Trust 1.21% yield		95,120

Total Cash Equivalents: 1.1%		$95,120
(Cash Identified Cost $95,120)

Total Portfolio Value: 100.0%		$8,948,242
(Total Portfolio Identified Cost $8,597,321)

Other Assets Less Liabilities		$60,952

Total Net Assets		$9,009,194
The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2002 — Unaudited

STATEMENT OF ASSETS AND LIABILITIES

	Stock Funds			Bond Funds

				Fixed	Municipal
	Growth	Opportunity	Realty	Income	Income
	Fund	Fund	Fund	Fund	Fund

Assets:
Investment Securities at Market Value*	$45,562,114	$63,541,076	$15,265,361	$41,787,291	$8,948,242
Dividends and Interest Receivable	$44,615	$83,644	$79,308	$519,227	$65,776
Fund Shares Sold Receivable	$888,800	$1,841,554	$264,442	$0	$0

Total Assets	$46,495,529	$65,466,274	$15,609,111	$42,306,518	$9,014,018

Liabilities:
Accrued Management Fees	$36,533	$52,984	$11,872	$29,645	$4,824
Fund Shares Redeemed Payable	$861,384	$0	$0	$0	$0

Total Liabilities	$897,917	$52,984	$11,872	$29,645	$4,824

Net Assets	$45,597,612	$65,413,290	$15,597,239	$42,276,873	$9,009,194

Net Assets Consist of:
Paid in Capital (see accompanying note #2)	$49,008,297	$63,799,918	$14,612,891	$41,768,033	$8,652,976
Undistributed Net Investment Income (Loss)	$6,837	$34,625	$29,761	$47,110	$5,543
Undistributed Net Realized Gain (Loss) from Security Transactions	$(3,516,012)	$(637,684)	$(549,885)	$(814,874)	$(246)
Net Unrealized Gain (Loss) on Investments	$98,490	$2,216,431	$1,504,472	$1,276,604	$350,921

Net Assets	$45,597,612	$65,413,290	$15,597,239	$42,276,873	$9,009,194

Shares Outstanding	2,169,623	2,531,027	1,104,337	2,670,245	551,955

Offering, Redemption and Net Asset Value Per Share	$21.02	$25.84	$14.12	$15.83	$16.32

*Identified Cost of Securities	$45,463,624	$61,324,645	$13,760,889	$40,510,687	$8,597,321
The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2002 — Unaudited

STATEMENT OF OPERATIONS

	Stock Funds			Bond Funds

				Fixed	Municipal
	Growth	Opportunity	Realty	Income	Income
	Fund	Fund	Fund	Fund	Fund

	6/30/2002	6/30/2002	6/30/2002	6/30/2002	6/30/2002

Investment Income:
Interest	$26,629	$29,226	$4,782	$1,141,465	$186,964
Dividends	$232,563	$338,416	$375,188	$0	$0

Total Investment Income	$259,192	$367,642	$379,970	$1,141,465	$186,964

Expenses:
Gross Management Fee	$252,294	$350,545	$63,593	$203,124	$42,943
Management Fee Waiver (See accompanying note #3)	$(12,615)	$(17,527)	$(3,180)	$(30,469)	$(15,030)

Total Expenses	$239,679	$333,018	$60,413	$172,655	$27,913

Net Investment Income (Loss)	$19,513	$34,624	$319,557	$968,810	$159,051

Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$(2,957,264)	$(284,386)	$33,855	$186,215	$0
Net Unrealized Gain (Loss) on Investments	$(6,872,945)	$(6,574,266)	$1,121,453	$379,932	$210,577

Net Gain (Loss) on Investments	$(9,830,209)	$(6,858,652)	$1,155,308	$566,147	$210,577

Net Increase (Decrease) in Assets from Operations	$(9,810,696)	$(6,824,028)	$1,474,865	$1,534,957	$369,628
The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2002 — Unaudited

STATEMENT OF CHANGES IN NET ASSETS

	Stock Funds

	Growth Fund		Opportunity Fund

	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2002	12/31/2001	6/30/2002	12/31/2001

Operations:
Net Investment Income	$19,513	$20,562	$34,624	$(77,453)
Net Realized Gain (Loss) from Security Transactions	$(2,957,264)	$(84,431)	$(284,386)	$(353,297)
Net Unrealized Gain (Loss) on Investments	$(6,872,945)	$(7,097,411)	$(6,574,266)	$(11,590,256)

Net Increase (Decrease) in Assets from Operations	$(9,810,696)	$(7,161,280)	$(6,824,028)	$(12,021,006)

Distributions to Shareholders:
Net Investment Income	$0	$(33,262)	$0	$0
Net Realized Gain from Security Transactions	$0	$0	$0	$0

Net (Decrease) in Assets from Distributions	$0	$(33,262)	$0	$0

Capital Share Transactions:
Proceeds From Sale of Shares	$5,476,442	$7,740,893	$6,509,350	$10,116,427
Net Asset Value of Shares Issued on Reinvestment of Distributions	$0	$26,460	$0	$0
Cost of Shares Redeemed	$(2,556,550)	$(4,057,252)	$(3,094,712)	$(4,786,385)

Net Increase in Assets from Capital Share Transactions	$2,919,892	$3,710,101	$3,414,638	$5,330,042

Net Change in Net Assets	$(6,890,804)	$(3,484,441)	$(3,409,390)	$(6,690,964)

Net Assets at Beginning of Period	$52,488,416	$55,972,857	$68,822,680	$75,513,644

Net Assets at End of Period	$45,597,612	$52,488,416	$65,413,290	$68,822,680

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Stock Funds

	Realty Fund

	Period Ended	Year Ended
	6/30/2002	12/31/2001

Operations:
Net Investment Income	$319,557	$446,082
Net Realized Gain (Loss) from Security Transactions	$33,855	$(180,838)
Net Unrealized Gain (Loss) on Investments	$1,121,453	$157,208

Net Increase (Decrease) in Assets from Operations	$1,474,865	$422,452

Distributions to Shareholders:
Net Investment Income	$(289,799)	$(446,040)
Net Realized Gain from Security Transactions	$0	$0

Net (Decrease) in Assets from Distributions	$(289,799)	$(446,040)

Capital Share Transactions:
Proceeds From Sale of Shares	$5,502,604	$981,325
Net Asset Value of Shares Issued on Reinvestment of Distributions	$50,120	$82,363
Cost of Shares Redeemed	$(396,908)	$(252,465)

Net Increase in Assets from Capital Share Transactions	$5,155,816	$811,223

Net Change in Net Assets	$6,340,882	$787,635

Net Assets at Beginning of Period	$9,256,357	$8,468,722

Net Assets at End of Period	$15,597,239	$9,256,357

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2002 — Unaudited

STATEMENT OF CHANGES IN NET ASSETS

	Bond Funds

	Fixed Income Fund		Municipal Income Fund

	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2002	12/31/2001	6/30/2002	12/31/2001

Operations:
Net Investment Income	$968,810	$1,905,031	$159,051	$278,834
Net Realized Gain (Loss) from Security Transactions	$186,215	$(435,604)	$0	$(246)
Net Unrealized Gain (Loss) on Investments	$379,932	$589,830	$210,577	$18,168

Net Increase (Decrease) in Assets from Operations	$1,534,957	$2,059,257	$369,628	$296,756

Distributions to Shareholders:
Net Investment Income	$(921,739)	$(1,904,931)	$(153,513)	$(278,917)

Net (Decrease) in Assets from Distributions	$(921,739)	$(1,904,931)	$(153,513)	$(278,917)

Capital Share Transactions:
Proceeds From Sale of Shares	$5,138,435	$9,378,923	$1,307,000	$2,834,291
Net Asset Value of Shares Issued on Reinvestment of Dividends/ Gains	$416,864	$949,582	$19,624	$42,637
Cost of Shares Redeemed	$(3,415,436)	$5,489,363	$(412,486)	$(1,076,990)

Net Increase in Assets from Capital Share Transactions	$2,139,863	$4,839,142	$914,138	$1,799,938

Net Change in Net Assets	$2,753,081	$4,993,468	$1,130,253	$1,817,777

Net Assets at Beginning of Period	$39,523,792	$34,530,324	$7,878,941	$6,061,164

Net Assets at End of Period	$42,276,873	$39,523,792	$9,009,194	$7,878,941
The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Growth Fund:

	Unaudited	Year Ended December 31
	1/1/01 to
	6/30/2002	2001	2000	1999	1998	1997

Net Asset Value Beginning of Period	$25.58	$29.28	$33.86	$30.98	$25.38	$21.16

Operations:
Net Investment Income	$0.00	$0.02	$0.02	$0.02	$0.05	$0.16
Net Gains (Losses) on Securities (Realized & Unrealized)	$(4.56)	$(3.70)	$(4.58)	$3.48	$7.32	$7.01

Total Operations	$(4.56)	$(3.68)	$(4.56)	$3.50	$7.37	$7.17

Distributions:
Dividends from Net Investment Income	$0.00	$(0.02)	$(0.02)	$(0.02)	$(0.05)	$(0.16)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$(0.60)	$(1.72)	$(2.79)

Total Distributions	$0.00	$(0.02)	$(0.02)	$(0.62)	$(1.77)	$(2.95)

Net Asset Value End of Period	$21.02	$25.58	$29.28	$33.86	$30.98	$25.38

Total Return	(17.83%)	(12.55%)	(13.47%)	11.31%	29.10%	33.96%

Net Assets, End of Period (Millions)	$45.60	$52.49	$55.97	$62.02	$48.39	$31.90

Ratios after Fee Waivers: (1)

Ratio of Expenses to Average Net Assets (2)	0.95%	0.95%	0.95%	0.95%	0.95%	0.97%

Ratio of Net Income to Average Net Assets (2)	0.08%	0.04%	0.06%	0.07%	0.19%	0.65%

Portfolio Turnover Rate	27.48%	37.08%	32.03%	29.84%	39.71%	54.44%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 6/30/02, assuming no waiver of management fee expenses, the Growth Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 0.03%. (See accompanying note #3)

(2)	Ratios annualized in 2002.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout the Period for the Opportunity Fund:

	Unaudited	Year Ended December 31
	1/1/01 to
	6/30/2002	2001	2000	1999	1998	1997

Net Asset Value Beginning of Period	$28.53	$33.63	$33.40	$31.10	$26.44	$22.65

Operations:
Net Investment Income	$0.00	$(0.03)	$(0.06)	$(0.02)	$(0.02)	$0.03
Net Gains (Losses) on Securities (Realized & Unrealized)	$(2.69)	$(5.07)	$2.22	$3.94	$5.02	$6.13

Total Operations	$(2.69)	$(5.10)	$2.16	$3.92	$5.00	$6.16

Distributions:
Dividends from Net Investment Income	$0.00	$0.00	$0.00	$0.00	$0.00	($0.03)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$(1.93)	$(1.62)	$(0.34)	$(2.34)

Total Distributions	$0.00	$0.00	$(1.93)	$(1.62)	$(0.34)	$(2.37)

Net Asset Value End of Period	$25.84	$28.53	$33.63	$33.40	$31.10	$26.44

Total Return	(9.43%)	(15.17%)	6.34%	12.65%	18.93%	27.26%

Net Assets, End of Period (Millions)	$65.41	$68.82	$75.51	$62.78	$48.21	$35.06

Ratios after Fee Waivers: (1)

Ratio of Expenses to Average Net Assets (2)	0.95%	0.95%	0.95%	0.95%	0.95%	0.97%

Ratio of Net Income to Average Net Assets (2)	0.10%	(0.11%)	(0.19%)	(0.08%)	(0.06%)	0.11%

Portfolio Turnover Rate	32.23%	46.30%	34.06%	40.71%	41.46%	55.05%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 6/30/02, assuming no waiver of management fee expenses, the Opportunity Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 0.05%. (See accompanying note #3)

(2)	Ratios annualized in 2002.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	REALTY FUND

Selected Data for a Share Outstanding Throughout the Period for the Realty Fund:

	Unaudited	Year Ended December 31
	1/1/01 to
	6/30/2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$12.83	$12.88	$10.72	$11.54	$15.00

Operations:
Net Investment Income	$0.28	$0.64	$0.61	$0.54	$0.61
Net Return of Capital	$0.00	$0.05	$0.05	$0.11	$0.12
Net Gains (Losses) on Securities (Realized & Unrealized)	$1.29	$(0.10)	$2.11	$(0.93)	$(3.46)

Total Operations	$1.57	$0.59	$2.77	$(0.28)	$(2.73)

Distributions:
Dividends from Net Investment Income	$(0.28)	$(0.64)	$(0.61)	$(0.54)	$(0.61)
Distributions from Return of Capital	$0.00	$0.00	$0.00	$0.00	$(0.12)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00

Total Distributions	$(0.28)	$(0.64)	$(0.61)	$(0.54)	$(0.73)

Net Asset Value End of Period	$14.12	$12.83	$12.88	$10.72	$11.54

Total Return	12.28%	4.75%	26.22%	(2.47%)	(18.56%)

Net Assets, End of Period (Millions)	$15.60	$9.26	$8.47	$5.86	$5.10

Ratios after Fee Waivers: (1)

Ratio of Expenses to Average Net Assets (2)	0.95%	0.95%	0.95%	0.95%	0.48%

Ratio of Net Income to Average Net Assets (2)	5.02%	5.10%	5.30%	4.93%	5.17%

Portfolio Turnover Rate	9.04%	7.36%	0.86%	11.21%	12.07%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 6/30/02, assuming no waiver of management fee expenses, the Realty Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 4.97%. (See accompanying note #3)

(2)	Ratios annualized in 2002.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Fixed Income Fund:

	Unaudited	Year Ended December 31
	1/1/01 to
	6/30/2002	2001	2000	1999	1998	1997

Net Asset Value Beginning of Period	$15.60	$15.48	$14.93	$16.36	$15.84	$15.45

Operations:
Net Investment Income	$0.35	$0.82	$0.86	$0.81	$0.86	$0.88
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.23	$0.12	$0.55	($1.41)	$0.55	$0.39

Total Operations	$0.58	$0.94	$1.41	($0.60)	$1.41	$1.27

Distributions:
Dividends from Net Investment Income	$(0.35)	$(0.82)	$(0.86)	$(0.81)	$(0.86)	$(0.88)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$(0.02)	$(0.03)	$0.00

Total Distributions	$(0.35)	$(0.82)	$(0.86)	$(0.83)	$(0.89)	$(0.88)

Net Asset Value End of Period	$15.83	$15.60	$15.48	$14.93	$16.36	$15.84

Total Return	3.76%	6.11%	9.76%	(3.68%)	9.05%	8.44%

Net Assets, End of Period (Millions)	$42.28	$39.52	$34.53	$30.37	$24.00	$18.87

Ratios after Fee Waivers: (1)

Ratio of Expenses to Average Net Assets (2)	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Ratio of Net Income to Average Net Assets (2)	4.75%	5.19%	5.77%	5.45%	5.40%	5.67%

Portfolio Turnover Rate	29.81%	22.72%	29.16%	13.66%	24.89%	29.33%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 6/30/02, assuming no waiver of management fee expenses, the Fixed Income Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 4.60%. (See accompanying note #3)

(2)	Ratios annualized in 2002.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Municipal Income Fund:

	Unaudited	Year Ended December 31
	1/1/01 to
	6/30/2002	2001	2000	1999	1998	1997

Net Asset Value Beginning of Period	$15.90	$15.79	$15.18	$15.99	$15.88	$15.57

Operations:
Net Investment Income	$0.28	$0.63	$0.65	$0.60	$0.64	$0.64
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.42	$0.10	$0.61	$(0.80)	$0.18	$0.32

Total Operations	$0.70	$0.73	$1.26	$(0.20)	$0.82	$0.96

Distributions:
Dividends from Net Investment Income (1)	$(0.28)	$(0.62)	$(0.65)	$(0.60)	$(0.64)	$(0.64)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$(0.01)	$(0.07)	$(0.01)

Total Distributions	$(0.28)	$(0.62)	$(0.65)	$(0.61)	$(0.71)	$(0.65)

Net Asset Value End of Period	$16.32	$15.90	$15.79	$15.18	$15.99	$15.88

Total Return	4.43%	4.66%	8.48%	(1.24%)	5.19%	6.23%

Net Assets, End of Period (Millions)	$9.01	$7.88	$6.06	$5.15	$3.93	$3.90

Ratios after Fee Waivers: (2)

Ratio of Expenses to Average Net Assets (3)	0.65%	0.65%	0.65%	0.65%	0.65%	0.63%

Ratio of Net Income to Average Net Assets (3)	3.71%	3.97%	4.30%	4.03%	4.01%	4.19%

Portfolio Turnover Rate	0.31%	5.57%	0.00%	8.44%	20.70%	9.95%

(1)	All distributions are Federally tax exempt.

(2)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 6/30/02, assuming no waiver of management fee expenses, the Municipal Income Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 3.36%. (See accompanying note #3)

(3)	Ratios annualized in 2002.

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

1) Organization:

The Growth Fund, Fixed Income Fund, Opportunity Fund, Municipal Income Fund, and the Realty Fund (each individually a “Fund” and collectively the “Funds”) are each series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Opportunity and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998.

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Opportunity Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invest primarily in real estate related equity securities.

2) Summary of Significant Accounting Policies:

Security Valuation and Transactions:

The investments in securities are carried at market value. The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

The market quotation used for fixed income securities are valued by using independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Valuation is determined as of 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

2) Summary of Significant Accounting Policies, continued:

accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Accordingly, no tax provision is required.

Distributions:

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to realized gains and/or paid-in-capital.

3) Investment Advisory Agreement:

The investment advisory agreement provides that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Growth Fund, Opportunity Fund and Realty Fund paid the Adviser a management fee at the annual rate of 0.95% of each Funds’ average daily net assets, which was accrued daily and paid monthly. The Fixed Income Fund paid the Adviser a management fee at the annual rate of 0.85% of the Fund’s average daily net assets, and the Municipal Income Fund paid the Adviser a management fee at the annual rate of 0.65% of the Fund’s average daily net assets, both of which are accrued daily and paid monthly.

The Adviser received management fees for the period January 1 – June 30, 2002 as indicated below. These fees are after the Adviser waived part of the management fees on each of the funds from the maximum of 1.00% to the effective fee ratios listed below. The Adviser intends the fee waivers to be permanent, although the Adviser has the right to remove these fee waivers any time after April 30, 2005.

		Fee	Effective	Management
Fund	Fee	Waiver	Fee Ratio	Fee

Growth Fund	1.00%	0.05%	0.95%	$239,679
Opportunity Fund	1.00%	0.05%	0.95%	$333,018
Realty Fund	1.00%	0.05%	0.95%	$60,413
Fixed Income Fund	1.00%	0.15%	0.85%	$172,655
Municipal Income Fund	1.00%	0.35%	0.65%	$27,913

4) Related Party Transactions:

All officers and one trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are three independent Trustees. Each of the three independent Trustees received compensation during the 6 months ending June 30, 2002 of $3,000 for his responsibilities as trustee and has received no additional compensation from the Trust. Total Compensation for the Trustees, as a group was $9,000 for the period and as a group they received no additional compensation from the Trust. The Trust consists of eight Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III. These trustee fees were paid by the Adviser.

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2002, Johnson Investment Counsel, Inc., and entities that the Adviser could be deemed to control or have discretion over, owned in aggregate more than 25% of the Growth Fund, Opportunity Fund, Realty Fund, Fixed Income Fund, and the Municipal Income Fund.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

5) Purchases and Sales of Securities:

During the 6 months ended June 30, 2002, purchases and sales of investment securities aggregated:

	Investment Securities Other Than
	Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations

Fund	Purchases	Sales	Purchases	Sales

Growth Fund	$15,462,645	$12,941,971	$0	$0
Opportunity Fund	$22,183,537	$21,272,814	$0	$0
Realty Fund	$6,189,680	$1,107,185	$0	$0
Fixed Income Fund	$5,803,225	$3,678,166	$7,847,826	$7,719,926
Municipal Income Fund	$1,380,080	$25,000	$0	$0

6) Capital Share Transactions:

As of June 30, 2002, there were an unlimited number of capital shares of no par value authorized. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder’s check or wire and application in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder’s written or telephone request in proper form.

Capital Share Transactions for the Period January 1 — June 30, 2002:

				Fixed	Municipal
	Growth	Opportunity	Realty	Income	Income
	Fund	Fund	Fund	Fund	Fund

Shares Sold to Investors	227,781	228,201	407,811	327,133	80,721
Shares Issued on Reinvestment Dividends	0	0	3,593	26,697	1,219

Subtotal	227,781	228,201	411,404	353,830	81,940
Shares Redeemed	(110,032)	(109,188)	(28,807)	(217,648)	(25,516)

Net Increase/ Decrease During Period	117,749	119,013	382,597	136,182	56,424

Shares Outstanding:
December 31, 2001 (Beginning of Period)	2,051,874	2,412,014	721,740	2,534,063	495,531

June 30, 2002 (End of Period)	2,169,623	2,531,027	1,104,337	2,670,245	551,955

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

7) Security Transactions:

For Federal income tax purposes, the cost of investments owned on June 30, 2002 was the same as identified cost. As of June 30, 2002 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

			Net
			Appreciation
Fund	Appreciation	(Depreciation)	(Depreciation)

Growth Fund	$6,411,814	$(6,313,324)	$98,490
Opportunity Fund	$9,528,197	$(7,311,766)	$2,216,431
Realty Fund	$2,067,566	$(563,094)	$1,504,472
Fixed Income Fund	$1,453,841	$(177,237)	$1,276,604
Municipal Income Fund	$356,063	$(5,142)	$350,921

8) Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9) Net Investment Income and Net Realized Capital Losses:

The net investment income on the Realty Fund includes estimated return of capital as of June 30, 2002.

Trustees and Officers

Timothy E. Johnson	Trustee, President
John W. Craig	Independent Trustee
Ronald H. McSwain	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Richard T. Miller	Vice President
David C. Tedford	Secretary
Marc E. Figgins	CFO, Treasurer

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

The Provident Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Auditors

McCurdy & Associates CPA’s, Inc.
27955 Clemens Road
Westlake, Ohio 44145

Legal Counsel

Thompson Hine, L.L.P.
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254